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                                                                    EXHIBIT 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Serologicals Corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended March 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2003


                                    /s/ David A. Dodd
                                    -------------------------------------------
                                    David A. Dodd
                                    President, Chief Executive Officer
                                    and Director


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Serologicals Corporation and will be retained by Serologicals Corporation and furnished to the Securities and Exchange Commission or its staff upon request.